Exhibit 10.5.2

EXECUTION COPY

OMNIBUS AMENDMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AND AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT

THIS OMNIBUS AMENDMENT (“Amendment”) is entered into as of February 27, 2012 by and among:

(a)	YRCW Receivables LLC (the “Borrower” or “YRCW”),

(b)	YRC Worldwide Inc. (the “Servicer”),

(c)	the financial institutions listed on the signature pages hereof,

(d)	JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and

(e)	YRC Inc., USF Reddaway Inc. and USF Holland Inc. (each an “Originator” and collectively, the “Originators”),

with respect to (i) that certain Credit Agreement dated as of July 22, 2011 by and among the Borrower, the Servicer, the lenders party thereto and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Receivables Sale Agreement dated as of July 22, 2011 among the Originators, the Servicer and YRCW, as buyer (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement or, if not defined therein, in the Sale Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. For the avoidance of doubt, it is understood and agreed that the Credit Agreement has been amended as follows:

(a) The last paragraph of Article 7 has been amended to delete the two references to “clause (c)” appearing therein and to replace them with references to “clause (d)”.

2. Amendment to Sale Agreement. As of the Effective Date (as defined in Section 3 below), the Sale Agreement is hereby amended as follows:

(a) Section 4.01(a)(i) of the Sale Agreement is hereby amended to delete the reference to “(without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)” appearing therein and to replace therefor a reference to “(other than in respect of the auditors’ report delivered in 2012 in respect of the fiscal year ended December 31, 2011, without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)”.

3. Conditions of Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Servicer, the Originators, the Required Lenders and the Administrative Agent and (ii) a duly executed amendment in respect of the YRCW Amended Term Loan in form and substance reasonably satisfactory to the Administrative Agent and such amendment shall be in full force and effect substantially contemporaneously with this Amendment and (b) the Borrower shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Transaction Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

4. Representations and Warranties of the Borrower. In order to induce the other parties to enter into this Amendment:

(a) The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows as of the Effective Date:

(i) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and subject to general principles of equity.

(ii) After giving effect to the terms of this Amendment, (i) no Termination Event or Incipient Termination Event shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(b) The Servicer and each Originator hereby represents and warrants to YRCW as follows as of the Effective Date:

(i) This Amendment and the Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such party and are enforceable against such party in accordance with their terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and subject to general principles of equity.

(ii) After giving effect to the terms of this Amendment, (i) no Servicer Event of Default or Potential Servicer Event of Default shall have occurred and be continuing and (ii) the representations and warranties of such party set forth in the Sale Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement and Sale Agreement.

(a) Upon the effectiveness hereof, (i) each reference to the Credit Agreement in the Credit Agreement or any other Transaction Document shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference to the Sale Agreement in the Sale Agreement or any other Transaction Document shall mean and be a reference to the Sale Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Sale Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, but after giving effect to federal laws applicable to national banks.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRCW RECEIVABLES LLC, as the Borrower

By:
Name:
Title:

YRC WORLDWIDE INC., as the Servicer

By:
Name:
Title:

YRC INC., as an Originator

By:
Name:
Title:

USF REDDAWAY INC., as an Originator

By:
Name:
Title:

USF HOLLAND INC., as an Originator

By:
Name:
Title:

Signature Page to Omnibus Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[LENDER – PLEASE INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS PRIOR TO EXECUTION], as a Lender

By:
Name:
Title:

[FOR LENDERS REQUIRING 2 SIGNATURE BLOCKS:]

By:
Name:
Title:

Signature Page to Omnibus Amendment